UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)

508-549-9981
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

In connection with our efforts to significantly reduce our operating expenses while we await the FDA’s response to our latest amendment to our Humanitarian Device Exemption (HDE) application which was submitted on March 14, 2008, we negotiated the termination of our employment agreements with Mark A. Carney, Executive Vice President, and Kurt H. Kruger, Chief Financial Officer.

Under the terms of our agreement with Mr. Kruger made and effective as of March 17, 2008, Mr. Kruger has released us from our obligation to pay severance and benefits under his Employment Agreement dated September 16, 2006 in exchange for the following:

(i) We shall issue to Mr. Kruger 325,000 shares of the our common stock, $0.001 par value per share (“Common Stock”), which shares shall not be registered under the Securities Act of 1933, as amended.

(ii) We shall issue to Mr. Kruger 325,000 restricted shares of Common Stock, which restricted shares shall not be registered under the Securities Act of 1933, as amended, and which restricted shares shall vest and the restrictions thereon shall lapse upon the earlier to occur of (a) any sale, merger or other transaction resulting in a change in control of the Company; or (b) the date on which the U.S. Food and Drug Administration (FDA) approves, conditionally approves or makes known its intent to approve or conditionally approve the Company’s application for humanitarian device exemption (HDE) for its Andara OFS Therapy for spinal cord injury, as long as Mr. Kruger continues to be engaged by the Company as a consultant on such vesting date under the terms and conditions of this Agreement (or another agreement mutually agreed upon);

(iii) All outstanding unvested options to purchase shares held by Mr. Kruger shall immediately vest and such options shall be exerciseable for a period of ninety (90) days following the termination of the Services Term (as defined below);

(iv) The restrictions on all outstanding shares of restricted Common Stock issued to Mr. Kruger on September 18, 2006 shall immediately lapse.

As part of our agreement with Mr. Kruger, we have offered and Mr. Kruger has agreed to be engaged by us as a consultant as of the date hereof. Mr. Kruger’s engagement, subject to earlier termination as provided in the agreement, shall be for a term of seven (7) months commencing on the date hereof (the “Services Term”). In the event that Mr. Kruger and we wish to extend the Services Term, an amendment to this Agreement shall be executed in accordance with the terms of the Agreement.

During the Services Term, Mr. Kruger shall devote no less than sixty-four hours per month during the first month, no less than thirty-two hours per month during the second month, and thereafter on an as-needed basis, of his business time and his best efforts, business judgment, skill and knowledge to the advancement of the business and interests of the Company and to the discharge of his duties and responsibilities necessary to carry out the function of this engagement.

As compensation for all services performed by Mr. Kruger under this Agreement and during the Services Term and subject to performance of Mr. Kruger’s duties and obligations, pursuant to this Agreement or otherwise, we shall pay Mr. Kruger NINETY-FIVE DOLLARS ($95.00) per hour, payable in accordance with the payroll practices of the Company.

Under the terms of our agreement with Mr. Carney made and effective as of March 17, 2008, Mr. Carney has released us from our obligation to pay severance and benefits under his Employment Agreement dated February 14, 2006 such in exchange for the following:

(i) We shall issue to Mr. Carney 650,000 shares of our common stock, $0.001 par value per share (“Common Stock”), which shares of Common Stock which shall not be registered under the Securities Act of 1933;

(ii) All outstanding unvested options to purchase shares held by Mr. Carney shall immediately vest and such options shall be exercisable for a period of ninety (90) days following the termination of the Services Term (as defined below);

(iii) The restrictions on all outstanding shares of restricted Common Stock issued to Mr. Carney on November 9, 2007 shall continue to lapse in accordance with their stated terms during the Services Term;

(iv) During the Services Term, Mr. Carney shall continue to serve as a member of the board of directors of the Company and the Company’s steering committee representative to PNIR, LLC, subject to the Company’s, the board of director’s and the shareholders’ previously existing right and ability to remove Mr. Carney from such positions;

As part of our agreement with Mr. Carney, we have offered and Mr. Carney has agreed to be engaged by us as a consultant Mr. Carney’s engagement, subject to earlier termination as provided in the agreement, shall be for a term of six (6) months commencing on the date hereof (the “Services Term”). In the event that Mr. Carney and we wish to extend the Services Term, an amendment to this Agreement shall be executed in accordance with the terms of the Agreement.

During the Services Term, Mr. Carney shall devote no less than four, eight-hour days per month of his business time and his best efforts, business judgment, skill and knowledge to the advancement of the business and interests of the Company and to the discharge of his duties and responsibilities necessary to carry out the function of this engagement.

As compensation for all services performed by Mr. Carney under this Agreement and during the Services Term and subject to performance of Mr. Carney’s duties and obligations, we shall pay Mr. Carney SEVEN HUNDRED FIFTY DOLLARS ($750.00) per day, payable in accordance with the payroll practices of the Company, provided, however, that such amount shall increase to ONE THOUSAND FIVE HUNDRED DOLLARS ($1,500.00) per day if, during the Services Term, the Company receives a Humanitarian Device Exemption approval from the U.S. FDA for its Andara OFS device and successfully completes a financing that provides adequate financial reserves to operate the Company for a period of no less than twelve (12) months without the need for a subsequent financing.

ITEM 1.02 Termination of a Material Definitive Agreement

See Item 1.01of this Form 8-K, which is incorporated herein.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

See Item 1.01of this Form 8-K, which is incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

By:	/s/ Timothy R. Surgenor
Name:	Timothy R. Surgenor
Title:	President and Chief Executive Officer

Dated: March 21, 2008